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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   -----------------------------------------

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 22, 1997



                             WHIRLPOOL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                    1-3932                  38-1490038
----------------------------      ---------------          ----------------
(State or other jurisdiction      (Commision File          (I.R.S. Employer
      of incorporation)               number)             Identification No.)




     2000 M63 North,  Benton Harbor, Michigan                    49022-2692
     ----------------------------------------------------------------------
     (Address of principal executive officers)                   (Zip Code)





                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code

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Item 5.   Other Events

          . On September 22, 1997, the registrant announced that Robert G. Thompson, its corporate vice president and controller, will resign his position to accept a position as senior vice president and corporate controller with Pharmacia & Upjohn, Inc. in London. Mark Brown, who is currently controller for Whirlpool Asia, has been named as successor to Thompson, as Corporate Vice President and Controller.

          . On September 24, 1997 the registrant announced that Michael D. Thieneman will become executive vice president of the company's North American Region. Thieneman succeeds Ralph F. Hake, senior executive vice president of operations, who was named to his current position in February. A successor to Thieneman has yet to be named.

Item 7    Financial Statements and Exhibits

          Exhibit 1

          Copy of a press release dated September 24, 1997 covering the Company's recent announcement that Michael D. Thieneman will become executive vice president of the company's North American Region.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: September 25, 1997           By:  /s/  Daniel F. Hopp
                                        --------------------------------------
                                 Name:  Daniel F. Hopp
                                 Title: Vice President, General
                                        Counsel and Secretary